Supplement to the
Fidelity® Series Global ex U.S. Index Fund
December 30, 2015
STATEMENT OF ADDITIONAL INFORMATION

Effective August 1, 2016, the following information replaces similar information found in the “Management Contracts” section under the heading “Management Fees.”

On August 1, 2016, FMR reduced the management fee rate paid by the fund from 0.20% to 0.06%. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.06% of the fund’s average net assets throughout the month.

Effective August 1, 2016, the following information replaces similar information found in the “Management Contracts” section under the heading “Sub-Adviser - Geode.”

On August 1, 2016, FMR reduced the sub-advisory fee rate paid to Geode from 0.07% to 0.06%. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, FMR, and not the fund, pays Geode fees at an annual rate of 0.06% of the average net assets of the fund.

SGXB-16-01 1.903402.111	August 1, 2016

Supplement to the
Fidelity® Series Global ex U.S. Index Fund
December 30, 2015
Prospectus

Effective August 1, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.06%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.06%

(a)  Adjusted to reflect current fees.

1 year	$6
3 years	$19
5 years	$34
10 years	$77

Effective August 1, 2016, the following information replaces similar information found in the "Fund Management" section under the heading "Advisory Fee(s)".

On August 1, 2016, the Adviser reduced the management fee rate for the fund from 0.20% to 0.06%. The fund's annual management fee rate is 0.06% of its average net assets.

SGX-16-01 1.905959.109	August 1, 2016